EXHIBIT 99.1

COVENANT FINANCIAL, INC.

DOYLESTOWN, PENNSYLVANIA

JUNE 30, 2020

COVENANT FINANCIAL, INC.

CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

JUNE 30, 2020

Page Number
Financial Statements

Consolidated Balance Sheet - June 30, 2020 (unaudited) and December 31, 2019)	3

Consolidated Statement of Operations (unaudited)	4

Consolidated Statement of Comprehensive Income (unaudited)	5

Consolidated Statement of Changes in Stockholders’ Equity (unaudited)	6

Consolidated Statement of Cash Flows (unaudited)	7

Notes to the Unaudited Consolidated Financial Statements	8–28

COVENANT FINANCIAL, INC.

CONSOLIDATED BALANCE SHEET (UNAUDITED)

	June 30,	December 31,
	2020	2019
ASSETS
Cash and due from banks	$92,338,829	$20,395,142
Interest-bearing deposit	745,152	16,315,833
Federal funds sold	2,463,000	2,271,000
Cash and cash equivalents	95,546,981	38,981,975

Interest-bearing time deposits	2,245,000	11,236,000
Securities available for sale	9,868,232	21,838,833

Securities held to maturity, fair value 2020 $1,012,389; 2019 $1,036,308	1,000,000	1,000,000

Loans, net of allowance for loan losses 2020 $3,884,224; 2019 $3,963,365	468,127,884	417,183,398
Restricted investment in bank stock	2,998,500	2,871,800
Premises and equipment, net	3,341,130	3,460,637
Accrued interest receivable	1,921,802	1,487,414
Bank-owned life insurance	11,170,387	11,043,908
Other real estate owned	950,000	1,322,780
Right-of-use asset	1,726,151	1,804,674
Other assets	9,246,525	3,736,182
TOTAL ASSETS	$608,142,592	$515,967,601
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Noninterest-bearing demand	$107,472,998	$77,018,905
Interest-bearing demand	372,373,218	316,425,928
Total deposits	479,846,216	393,444,833
Other borrowed funds	-	3,000,000
Long-term debt, Federal Home Loan Bank	62,700,000	61,000,000
Long-term debt, subordinated	10,000,000	10,000,000
Accrued interest payable	512,629	550,771
Lease liability	1,731,663	1,808,506
Other liabilities	9,162,602	4,085,337
TOTAL LIABILITIES	563,953,110	473,889,447
STOCKHOLDERS' EQUITY
Common stock, par value $1; 5,000,000 shares authorized; 4,400,434 shares issued and outstanding 2020; 4,400,434 shares issued and outstanding 2019	4,400,434	4,400,434
Surplus	31,243,687	31,141,011
Retained earnings	8,405,280	6,459,327
Accumulated other comprehensive income	140,081	77,382
TOTAL STOCKHOLDERS' EQUITY	44,189,482	42,078,154

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$608,142,592	$515,967,601

See accompanying notes to the unaudited consolidated financial statements.

COVENANT FINANCIAL, INC.

CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

	Six Months Ended
	June 30,
	2020	2019
INTEREST INCOME
Loans receivable, including fees	$10,713,565	$10,647,537
Securities	189,875	220,397
Other	297,242	618,652
Total interest and dividend income	11,200,682	11,486,586

INTEREST EXPENSE
Deposits	2,151,988	2,525,086
Borrowings	921,312	1,013,130
Total interest expense	3,073,300	3,538,215

NET INTEREST INCOME	8,127,382	7,948,370
Provision for loan losses	100,000	800,000

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	8,027,382	7,148,370

NONINTEREST INCOME
Service fees	149,734	229,270
Income on bank-owned life insurance	126,479	130,768
Other	37,200	19,200
Total noninterest income	313,413	379,238

NONINTEREST EXPENSE
Salaries and employee benefits	3,554,373	3,568,419
Occupancy and equipment	442,495	429,748
Professional fees	293,102	227,899
Advertising and promotion	52,205	79,682
Data processing	339,445	325,182
FDIC assessment	76,785	98,000
Other real estate owned	87,086	(6,669)
Other	973,673	923,084
Total noninterest expense	5,819,164	5,645,345

Income before income tax expense	2,521,631	1,882,263
Income tax expense	575,678	384,895

NET INCOME	$1,945,953	$1,497,368
EARNINGS PER SHARE:
Basic	$0.44	$0.34
Diluted	$0.42	$0.34
WEIGHTED-AVERAGE SHARES OUTSTANDING:
Basic	4,400,434	4,400,267
Diluted	4,609,150	4,425,995

See accompanying notes to the unaudited consolidated financial statements.

COVENANT FINANCIAL, INC.

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (UNAUDITED)

	Six Months Ended
	June 30,
	2020	2019

NET INCOME	$1,945,953	$1,497,368

Other comprehensive income:
Unrealized holding gains on securities available for sale	79,366	162,849
Income tax effect	(16,667)	(34,198)

Total other comprehensive income	62,699	128,651

Total comprehensive income	$2,008,652	$1,626,019

See accompanying notes to the unaudited consolidated financial statements.

COVENANT FINANCIAL, INC.

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY (UNAUDITED)

				Accumulated
				Other	Total
	Common		Retained	Comprehensive	Stockholders'
	Stock	Surplus	Earnings	Income	Equity
Balance, December 31, 2018	$4,400,267	$30,900,766	$2,897,304	$(75,359)	$38,122,978
Net income	-	-	1,497,368	-	1,497,368
Other comprehensive income	-	-	-	128,651	128,651
Compensation expense recognized on stock options	-	121,275	-	-	121,275
Balance, June 30, 2019	$4,400,267	$31,022,041	$4,394,672	$53,292	$39,870,272

Balance, December 31, 2019	$4,400,434	$31,141,011	$6,459,327	$77,382	$42,078,154
Net income	-	-	1,945,953	-	1,945,953
Other comprehensive income	-	-	-	62,699	62,699
Compensation expense recognized on stock options	-	102,676	-	-	102,676
Balance, June 30, 2020	$4,400,434	$31,243,687	$8,405,280	$140,081	$44,189,482

See accompanying notes to the unaudited consolidated financial statements.

6

COVENANT FINANCIAL, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

	Six Months Ended	Six Months Ended
	June 30,	June 30,
	2020	2019
OPERATING ACTIVITIES:
Net income	$1,945,953	$1,497,368
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for loan losses	100,000	800,000
Accretion of loan origination fees, net	(388,976)	(159,092)
Depreciation of bank premises and equipment	144,597	144,857
Amortization of right of use asset	78,523	56,914
Net amortization of securities, premiums, and discounts	52,390	61,212
Compensation expense on stock options	102,676	121,275
Deferred income taxes	157,732	200,000
Net realized losses on sales of other real estate owned	4,711	0
Write down of other real estate owned	100,500	35,873
Income on cash surrender value of bank owned life insurance	(126,479)	(130,768)
Net decrease in servicing asset	24,472	14,825
Increase in accrued interest receivable	(434,388)	(96,142)
Decrease in accrued interest payable	(38,142)	(15,033)
Other, net	(708,792)	(489,973)
Net cash provided by operating activities	1,014,777	2,041,316
CASH FLOWS FROM INVESTING ACTIVITIES
Activity in available-for-sale securities:
Purchases	0	(2,115,000)
Maturities, calls, and principal repayments	11,997,577	11,319,863
Net maturities of interest-bearing time deposits	8,991,000	5,981,000
Net increase in loans	(50,655,510)	(14,863,010)
(Purchases) redemptions of restricted bank stock, net	(126,700)	2,000
Proceeds from sale of other real estate owned	267,569	64,593
Purchases of bank premises and equipment	(25,090)	(172,814)
Net cash (used in) provided by investing activities	(29,551,154)	216,632
FINANCING ACTIVITIES
Net increase in deposits	86,401,383	22,212,371
Decrease in other borrowed funds	(3,000,000)	(3,000,000)
Proceeds from long-term debt, Federal Home Loan Bank	9,700,000	5,000,000
Payments from long-term debt, Federal Home Loan Bank	(8,000,000)	(2,500,000)
Net cash provided by financing activities	85,101,383	21,712,371
Increase in cash and cash equivalents	56,565,006	23,970,319
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	38,981,975	26,170,211
CASH AND CASH EQUIVALENTS AT JUNE 30	$95,546,981	$50,140,530

SUPPLEMENTAL CASH FLOW DISCLOSURES
Cash paid during the year for:
Interest paid	$3,111,442	$3,553,248
Income taxes paid	$0	$396,500
SUPPLEMENTARY SCHEDULE OF NONCASH INVESTING AND FINANCIAL ACTIVITIES
Other real estate owned acquired in settlement of loans	$0	$1,295,203
Lease adoption:
Right-of-use asset and lease liability	$0	$1,875,152

The accompanying notes are an integral part of the unaudited consolidated financial statements

7

COVENANT FINANCIAL, INC.

NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

1.	BASIS OF PRESENTATION

The consolidated financial statements include the accounts of Covenant Financial, Inc., a bank holding company, and its subsidiary, Covenant Bank (collectively the “Company”). All intercompany accounts and transactions have been eliminated in consolidation.

The consolidated financial information included herein, except the consolidated balance sheet dated December 31, 2019, is unaudited. Such information reflects all adjustments (consisting solely of normal recurring adjustments) that are, in the opinion of Covenant’s management, necessary for a fair presentation of the financial position, results of operations, comprehensive income, cash flows and changes in stockholders’ equity for the interim periods; however, the information does not include all disclosures required by accounting principles generally accepted in the United States of America (“U.S. GAAP”) for a complete set of financial statements.

The Company evaluates subsequent events through the date of filing with the Securities and Exchange Commission.

2.	EARNINGS PER SHARE

Basic earnings per share are computed by dividing net income by the weighted-average number of shares outstanding during the period. Diluted earnings per share consider common stock equivalents (when dilutive) outstanding during the period such as options outstanding. Earnings per share have been computed based on the following for the six-month periods ended June 30, 2020 and June 30, 2019.

	Six Months Ended
	June 30,
	2020	2019
Net income attributable to shareholders	$1,945,953	$1,497,368
Weighted-average basic number of shares	4,400,434	4,400,267
Dilutive effect of options	208,716	25,728
Weighted-average diluted number of shares	4,609,150	4,425,995

Earnings per share:
Basic	$0.44	$0.34
Diluted	0.42	0.34

3.	BUSINESS COMBINATIONS

Merger with Citizens & Northern Corporation

On December 18, 2019, Citizens & Northern Corporation (C&N) and Covenant Financial, Inc. (Covenant) announced the signing of an Agreement and Plan of Merger. Effective July 1, 2020, the merger was completed. Under the terms of the Agreement and Plan of Merger, Covenant Financial, Inc. merged with and into C&N, with C&N remaining as the surviving entity and Covenant Bank merged with and into Citizens & Northern Bank (C&N’s wholly-owned banking subsidiary) with Citizens & Northern Bank remaining as the surviving entity.

At the effective time of the merger, Covenant shareholders elected to receive, for each share of Covenant common stock, subject to the election and adjustment procedures described in the joint proxy statement/prospectus, either 0.6212 share of C&N common stock or $16.50 in cash: provided, however, that 75 percent of the total number of outstanding shares of Covenant common stick were converted into C&N common stock, and the remaining outstanding shares of Covenant common stock were converted into cash.

8

4.	SECURITIES AVAILABLE FOR SALE

The amortized cost, gross unrealized gains and losses, and approximate fair value of securities available for sale are summarized as follows:

	June 30, 2020
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
AVAILABLE FOR SALE
U.S. treasury bills	$0	$0	$0	$0
Mortgage-backed securities - U.S. government-sponsored enterprises GSEs, residential	3,215,350	35,753	(11,411)	3,239,692
Corporate debt securities	2,000,000	27,809	0	2,027,809
State and municipal securities	2,982,176	54,384	0	3,036,560
SBA asset-backed securities	1,493,388	70,783	0	1,564,171

Total	$9,690,914	$188,729	$(11,411)	$9,868,232

HELD TO MATURITY
Corporate debt securities	$1,000,000	$12,389	$0	$1,012,389

	December 31, 2019
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
AVAILABLE FOR SALE
U.S. treasury bills	$9,999,611	$389	$0	$10,000,000
Mortgage-backed securities - U.S. government-sponsored enterprises GSEs, residential	3,883,202	5,203	(31,919)	3,856,486
Corporate debt securities	2,000,000	39,968	0	2,039,968
State and municipal securities	3,094,240	67,829	(80)	3,161,989
SBA asset-backed securities	2,763,828	16,853	(291)	2,780,390

Total	$21,740,881	$130,242	$(32,290)	$21,838,833

HELD TO MATURITY
Corporate debt securities	$1,000,000	$36,308	$0	$1,036,308

9

The amortized cost and fair value of securities at June 30, 2020, by contractual maturity, are shown below. Actual maturities may differ from contract maturities as issuers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Securities Available for Sale		Held to Maturity
	Amortized	Fair	Amortized	Fair
Investment Securities	Cost	Value	Cost	Value
Due within one year	$0	$0	$0	$0
Due after one year through five years	0	0	0	0
Due after five years through ten years	2,406,551	2,438,601	1,000,000	1,012,389
Due after ten years	2,575,625	2,625,768	0	0
	4,982,176	5,064,369	1,000,000	1,012,389

Mortgage-backed securities, GSEs, residential	3,215,350	3,239,692	0	0
SBA asset-backed securities	1,493,388	1,564,171	0	0

Total	$9,690,914	$9,868,232	$1,000,000	$1,012,389

The following tables show the Company's investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

At June 30, 2020 and December 31, 2019, the Company had 8 and 17 securities in an unrealized loss position, respectively. The decline in fair value is due primarily to interest rate fluctuations and not credit losses. The Company did not intend to sell these securities prior to recovery, and it was more likely than not that the Company would not be required to sell these securities prior to recovery and, therefore, no securities were deemed to be other-than-temporarily impaired.

	June 30, 2020
	Less than Twelve Months		Twelve Months or Greater		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Mortgage-backed securities	$782,982	$(11,411)	$0	$0	$782,982	$(11,411)
Corporate debt securities	0	0	0	0	0	0
State and municipal securities	0	0	0	0	0	0
Asset-backed securities	0	0	0	0	0	0

Total	$782,982	$(11,411)	$0	$0	$782,982	$(11,411)

10

	December 31, 2019
	Less than Twelve Months		Twelve Months or Greater		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Mortgage-backed securities	$218,431	$(1,923)	$3,052,902	$(29,996)	$3,271,333	$(31,919)
Corporate debt securities	0	0	0	0	0	0
State and municipal securities	107,176	(80)	0	0	107,176	(80)
Asset-backed securities	315,416	(291)	0	0	315,416	(291)

Total	$641,023	$(2,294)	$3,052,902	$(29,996)	$3,693,925	$(32,290)

There were no sales of investment securities in the six-month periods ended June 30, 2020 and 2019.

At June 30, 2020 and December 31, 2019, the Company had pledged securities with a carrying value of approximately $7,695,000 and $9,363,000, respectively, for purposes such as securing public deposits and borrowings.

5.	LOANS RECEIVABLE AND ALLOWANCE FOR LOAN LOSSES

The composition of loans receivable is as follows:

	June 30, 2020	December 31, 2019
Commercial and industrial;
Small Business Administration Paycheck Protection Program (PPP)	$64,680,209	$0
Other Commercial and industrial	41,161,670	53,098,390
Total Commercial and industrial	105,841,879	53,098,390
Commercial real estate	361,367,816	361,199,156
Residential real estate	7,354,914	7,402,234
Consumer, other	236,572	225,778
	474,801,181	421,925,558
Unearned net loan origination fees and costs
Small Business Administration Paycheck Protection Program (PPP)	(2,063,076)	0
Other	(725,997)	(778,795)
Total unearned net loan origination fees and costs	(2,789,073)	(778,795)
Allowance for loan losses	(3,884,224)	(3,963,365)
Net loans	$468,127,884	$417,183,398

The Company originates and sells loans guaranteed by the Small Business Administration (SBA). The Company retains the unguaranteed portion of the loan and the servicing on the loans sold and receives a servicing fee based upon the principal balance outstanding. Loans serviced totaled $15,511,398 and $20,969,610 at June 30, 2020 and December 31, 2019, respectively.

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) was signed into law. The CARES Act is a $2 trillion stimulus package designed to provide relief to U.S. businesses and consumers struggling as a result of the pandemic. A provision in the CARES Act includes creation of the Paycheck Protection Program (“PPP”) through the SBA and Treasury Department. Under the PPP, the Corporation, as an SBA-certified lender, provides SBA-guaranteed loans to small businesses to pay their employees, rent, mortgage interest, and utilities. PPP loans will be forgiven subject to clients’ providing documentation evidencing their compliant use of funds and otherwise complying with the terms of the program.

The maximum term of PPP loans is five years, though most of the Company’s PPP loans have two-year terms, and the Company will be repaid sooner to the extent the loans are forgiven. The interest rate on PPP loans is 1%, and the Company has received fees from the SBA ranging between 1% and 5% per loan, depending on the size of the loan. Fees on PPP loans, net of origination costs, will be recognized in interest income as a yield adjustment over the term of the loans.

The Company began accepting and processing applications for loans under the PPP in April 2020. As of June 30, 2020, the recorded investment in PPP loans was $62,617,133, including contractual principal balances of $64,680,209, reduced by net deferred origination fees of $2,063,076. Net deferred origination fees on PPP loans are recognized in interest income as a yield adjustment (accretion over the term of the loans). Accretion of $241,972 from fees received on PPP loans was included in interest and fees on loans in the consolidated statements of income in the six-month period ended June 30, 2020. No provision or allowance for loan losses was recognized on PPP loans in 2020 because the SBA guarantees the loans, subject to compliance with program requirements.

Section 4013 of the CARES Act provides that, from the period beginning March 1, 2020 until the earlier of December 31, 2020 or the date that is 60 days after the date on which the national emergency concerning the coronavirus (COVID-19) pandemic declared by the President of the United States under the National Emergencies Act terminates (the “applicable period”), the Company may elect to suspend U.S. GAAP for loan modifications related to the pandemic that would otherwise be categorized as troubled debt restructurings (TDRs) and suspend any determination of a loan modified as a result of the effects of the pandemic as being a TDR, including impairment for accounting purposes. The suspension is applicable for the term of the loan modification that occurs during the applicable period for a loan that was not more than 30 days past due as of December 31, 2019. The suspension is not applicable to any adverse impact on the credit of a borrower that is not related to the pandemic.

In addition, the banking regulators and other financial regulators, on March 22, 2020 and revised April 7, 2020, issued a joint interagency statement titled the “Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus” that encourages financial institutions to work prudently with borrowers who are or may be unable to meet their contractual payment obligations due to the effects of the COVID-19 pandemic. Pursuant to the interagency statement, loan modifications that do not meet the conditions of Section 4013 of the CARES Act may still qualify as a modification that does not need to be accounted for as a TDR. Specifically, the agencies confirmed with the FASB staff that short-term modifications made in good faith in response to the pandemic to borrowers who were current prior to any relief are not TDRs under U.S. GAAP. This includes short-term (e.g. six months) modifications such as payment deferrals, fee waivers, extensions of repayment terms, or delays in payment that are insignificant. Borrowers considered current are those that are less than 30 days past due on their contractual payments at the time a modification program is implemented. Appropriate allowances for loan and lease losses are expected to be maintained. With regard to loans not otherwise reportable as past due, financial institutions are not expected to designate loans with deferrals granted due to the pandemic as past due because of the deferral. The interagency statement also states that during short-term pandemic-related loan modifications, these loans generally should not be reported as nonaccrual.

To work with clients impacted by COVID-19, the Company has offered short-term loan modifications on a case-by-case basis to borrowers who were current in their payments at the inception of the loan modification program. These efforts have been designed to assist borrowers as they deal with the current crisis and help the Company mitigate credit risk. For loans subject to the program, each borrower is required to resume making regularly scheduled loan payments at the end of the modification period and the deferred amounts will be moved to the end of the loan term. Consistent with Section 4013 of the CARES ACT and guidance from the joint interagency statement described in the preceding paragraphs, the modified loans have not been reported as past due, nonaccrual or as TDRs at June 30, 2020. Most of the modifications under the program became effective in March or April 2020 and provided a deferral of interest or principal and interest for six months. At June 30, 2020, there were 152 loans with a recorded investment of approximately $82.5 million for which modifications were outstanding under the program. At July 31, 2020, there were 149 loans with a recorded investment of approximately $82.1 million for which modifications were outstanding under the program.

The following tables summarize the activity in the allowance for loan losses by loan class and the ending balance of the allowance for loan losses:

	Commercial and Industrial	Commercial Real Estate	Residential Real Estate	Consumer other	Unallocated	Total
Allowance for loan losses:
Balance, December 31, 2019	$1,529,266	$2,012,508	$8,107	$323	$413,161	$3,963,365
Charge-offs	(179,141)	0	0	0	0	(179,141)
Recoveries	0	0	0	0	0	0
Provision (credit)	(95,139)	272,261	6,595	(50)	(83,667)	100,000
Balance, June 30, 2020	$1,254,986	$2,284,769	$14,702	$273	$329,494	$3,884,224

Allowance for loan losses:
Balance, December 31, 2018	$1,715,497	$2,261,919	$14,325	$5,277	$586,667	$4,583,685
Charge-offs	(1,000,000)	0	0	0	0	(1,000,000)
Recoveries	71,107	94,584	0	0	0	165,692
Provision (credit)	1,348,013	(113,477)	(611)	(5,157)	(428,768)	800,000
Balance, June 30, 2019	$2,134,617	$2,243,026	$13,714	$120	$157,899	$4,549,376

The following table presents, by portfolio segment, the allowance for loan losses as of June 30, 2020 and December 31, 2019:

	June 30, 2020
	Commercial and Industrial	Commercial Real Estate	Residential Real Estate	Consumer Other	Unallocated	Total
Allowance for loan losses:
Ending balance: individually evaluated for impairment	$118,788	$0	$0	$0	$0	$118,788
Ending balance: collectively evaluated for impairment	1,136,198	2,284,769	14,702	273	329,493	3,765,435
Total	$1,254,986	$2,284,769	$14,702	$273	$329,493	$3,884,223
Loans:
Ending balance: individually evaluated for impairment	$1,288,904	$1,656,269	$0	$0	$0	$2,945,173
Ending balance: collectively evaluated for impairment	104,552,975	359,711,547	7,354,914	236,572	0	471,856,008
Total	$105,841,879	$361,367,816	$7,354,914	$236,572	$0	$474,801,181

	December 31, 2019
	Commercial	Commercial	Residential	Consumer
	and Industrial	Real Estate	Real Estate	Other	Unallocated	Total
Allowance for loan losses:
Ending balance: individually evaluated for impairment	$125,674	$0	$0	$0	$0	$125,674
Ending balance: collectively evaluated for impairment	1,403,592	2,012,508	8,107	323	413,161	3,837,691
Total	$1,529,266	$2,012,508	$8,107	$323	$413,161	$3,963,365
Loans:
Ending balance: individually evaluated for impairment	$1,415,916	$1,458,311	$0	$0	$0	$2,874,227
Ending balance: collectively evaluated for impairment	51,682,474	359,740,845	7,402,234	225,778	0	419,051,331
Total	$53,098,390	$361,199,156	$7,402,234	$225,778	$0	$421,925,558

The following tables summarize information in regard to impaired loans by loan portfolio class as of June 30, 22020 and December 31, 2019:

	June 30, 2020
		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
	Investment	Balance	Allowance	Investment	Recognized
With no related allowance recorded:
Commercial and industrial	$1,088,115	$4,100,985	$0	$1,271,552	$4,161
Commercial real estate	1,656,269	2,680,240	0	2,177,752	68,757
Residential real estate	0	0	0	0	0
Consumer, other	0	0	0	0	0
Subtotal	2,744,384	6,781,225	0	3,449,304	72,918

With an allowance recorded:
Commercial and industrial	200,788	200,788	118,788	204,033	2,013
Commercial real estate	0	0	0	0	0
Residential real estate	0	0	0	0	0
Consumer, other	0	0	0	0	0
Subtotal	200,788	200,788	118,788	204,033	2,013

Total:
Commercial and industrial	1,288,903	4,301,773	118,788	1,475,585	6,174
Commercial real estate	1,656,269	2,680,240	0	2,177,752	68,757
Residential real estate	0	0	0	0	0
Consumer, other	0	0	0	0	0
Total	$2,945,172	$6,982,013	$118,788	$3,653,337	$74,931

	December 31, 2019
		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
	Investment	Balance	Allowance	Investment	Recognized
With no related allowance recorded:
Commercial and industrial	$1,192,669	$4,141,598	$0	$2,513,496	$37,399
Commercial real estate	1,458,311	2,512,353	0	2,745,108	63,218
Residential real estate	0	0	0	0	0
Consumer, other	0	0	0	0	0
Subtotal	2,650,980	6,653,951	0	5,258,604	100,617

With an allowance recorded:
Commercial and industrial	223,247	223,247	125,674	233,207	14,117
Commercial real estate	0	0	0	0	0
Residential real estate	0	0	0	0	0
Consumer, other	0	0	0	0	0
Subtotal	223,247	223,247	125,674	233,207	14,117

Total:
Commercial and industrial	1,415,916	4,364,845	125,674	2,746,703	51,516
Commercial real estate	1,458,311	2,512,353	0	2,745,108	63,218
Residential real estate	0	0	0	0	0
Consumer, other	0	0	0	0	0
Total	$2,874,227	$6,877,198	$125,674	$5,491,811	$114,734

The following table presents the classes of the commercial loan portfolio summarized by the aggregate pass rating and the classified ratings of special mention, substandard and doubtful within the Company's internal risk rating system as of June 30, 2020 and December 31, 2019:

	June 30, 2020			December 31, 2019
	Commercial	Commercial		Commercial	Commercial
	and Industrial	Real Estate	Total	and Industrial	Real Estate	Total
Pass	$104,726,386	$354,000,295	$458,726,681	$48,416,925	$355,163,799	$403,580,724
Special Mention	0	821,275	821,275	0	50,061	50,061
Substandard	222,078	6,483,746	6,705,824	3,694,448	5,922,796	9,617,244
Doubtful	893,415	62,500	955,915	987,017	62,500	1,049,517
	$105,841,879	$361,367,816	$467,209,695	$53,098,390	$361,199,156	$414,297,546

The following table presents the classes of the consumer portfolio summarized by performing and nonperforming as of June 30, 2020 and December 31, 2019:

	June 30, 2020			December 31, 2019
	Residential	Consumer,		Residential	Consumer,
	Real Estate	Other	Total	Real Estate	Other	Total
Performing	$7,354,914	$236,572	$7,591,486	$7,402,234	$225,778	$7,628,012
Nonperforming	0	0	0	0	0	0
	$7,354,914	$236,572	$7,591,486	$7,402,234	$225,778	$7,628,012

The performance and credit quality of the loan portfolio is also monitored by analyzing the age of the loans receivable as determined by the length of time a recorded payment is past due. The following tables present the classes of the loan portfolio summarized by the past due status as of June 30, 2020 and December 31, 2019:

	June 30, 2020
	30-59 Days Past Due	60-89 Days Past Due	90 Days or Greater Past Due	Total Past Due	Nonaccrual	Current	Total Loans Receivable	90 Days or Greater Past Due and Still Accruing
Commercial and industrial	$0	$0	$0	$0	$1,288,904	$104,552,975	$105,841,879	$0
Commercial real estate	0	0	491,778	491,778	1,656,269	359,219,769	361,367,816	491,778
Residential real estate	0	0	0	0	0	7,354,914	7,354,914	0
Consumer, other	0	0	0	0	0	236,572	236,572	0
Total	$0	$0	$491,778	$491,778	$2,945,173	$471,364,230	$474,801,181	$491,778

	December 31, 2019
	30-59 Days Past Due	60-89 Days Past Due	90 Days or Greater Past Due	Total Past Due	Nonaccrual	Current	Total Loans Receivable	90 Days or Greater Past Due and Still Accruing
Commercial and industrial	$445,306	$0	$0	$445,306	$1,192,670	$51,460,414	$53,098,390	$0
Commercial real estate	132,231	0	0	132,231	1,408,250	359,658,675	361,199,156	0
Residential real estate	0	0	0	0	0	7,402,234	7,402,234	0
Consumer, other	0	0	0	0	0	225,778	225,778	0
Total	$577,537	$0	$0	$577,537	$2,600,920	$418,747,101	$421,925,558	$0

The Company may grant a concession or modification for economic or legal reasons related to a borrower’s financial condition that it would not otherwise consider resulting in a modified loan, which is then identified as a troubled debt restructuring (TDR). The Company may modify loans through rate reductions, extensions of maturity, interest-only payments, or payment modifications to better match the timing of cash flows due under the modified terms with the cash flows from the borrowers’ operations. Loan modifications are intended to minimize the economic loss and to avoid foreclosure or repossession of the collateral. TDRs are considered impaired loans for purposes of calculating the Company’s allowance for loan losses.

The Company identifies loans for potential restructure primarily through direct communication with the borrower and evaluation of the borrower’s financial statements, revenue projections, tax returns, and credit reports. Even if the borrower is not presently in default, management will consider the likelihood that cash flow shortages, adverse economic conditions, and negative trends may result in a payment default in the near future.

The Company made one modification in the six months ended June 30, 2020, that is classified as a TDR. The principal balance of that loan at June 30, 2020, is $200,788. There was no reduction in principal in this loan from the modification, which involved a change in rates and terms. The Company recorded a specific allowance of $118,788 on this loan at June 30, 2020 and has committed to lend no additional amounts to this borrower. In the six months ended June 30, 2019, the Company made a modification to one loan with a principal balance of $52,500 that was classified as a TDR. No allowance has been recorded on this loan.

The following tables reflect information regarding the Company’s troubled debt restructurings as of June 30, 2020 and December 31, 2019.

	June 30, 2020
	Number of Loans	Pre- Modification Outstanding Recorded Investment	Post- Modification Outstanding Recorded Investment
Commercial and industrial	5	$532,188	$532,188
Commercial real estate	0	$0	$0

	December 31, 2019
	Number of Loans	Pre- Modification Outstanding Recorded Investment	Post- Modification Outstanding Recorded Investment
Commercial and industrial	5	$469,718	$469,718
Commercial real estate	1	$52,000	$52,000

6.	DEPOSITS

The components of deposits at June 30, 2020 and December 31, 2019, are as follows:

	June 30, 2020	December 31, 2019
Demand, noninterest-bearing	$107,472,998	$77,018,905
Demand, interest-bearing	88,640,973	56,404,178
Money market accounts	153,699,721	132,609,554
Savings	9,583,392	5,699,681
Time, $100,000 and over	88,537,401	90,300,925
Time, other	31,911,731	31,411,590
	$479,846,216	$393,444,833

At June 30, 2020, the scheduled maturities of time deposits are as follows:

Year Ending	Amount
Within one year	$87,468,851
Beyond one year but within two years	24,777,739
Beyond two years but within three years	7,876,273
Beyond three years but within four years	250,045
Beyond four years but within five years	76,224
$120,449,132

At June 30, 2020 and December 31, 2019, the total of individual time deposits with balances in excess of $250,000 (FDIC insurance limit) was approximately $53,780,000 and $49,890,000, respectively.

6.	OTHER BORROWED FUNDS AND LONG-TERM DEBT

The Company had a $3,000,000 line-of-credit with Atlantic Community Bankers Bank (ACBB). There was no outstanding balance on this line-of-credit at June 30, 2020. At December 31, 2019, other borrowed funds consisted of line-of-credit borrowings with ACBB in the amount of $3,000,000 (with an interest rate of 5.125 percent). The line-of-credit has been paid off and was secured by the common stock of the Bank.

Long-term debt at June 30, 2020 and December 31, 2019, consisted of a subordinated note payable with South State Corporation in the amount of $7,000,000 (with an interest rate of 6.25 percent, interest only until principal due date of June 2026, redeemable at par beginning in June 2021), a subordinated note payable with ESSA Bank & Trust in the amount of $1,000,000 (with an interest rate of 6.25 percent, interest only until principal due date of June 2026, redeemable at par beginning in June 2021), a subordinated note payable with FNCB Bank in the amount of $2,000,000 (with an interest rate of 6.50 percent, interest only until principal due date of July 2027, redeemable at par beginning in July 2022), and advances from the Federal Home Loan Bank of Pittsburgh (FHLB) under various notes totaling $62,700,000 and $61,000,000 with an average rate of 1.85 percent and 2.05 percent, respectively.

The Company has a maximum borrowing capacity with the FHLB of $238,904,700 of which advances of $62,700,000 and a letter-of-credit of $26,485,000 were outstanding at June 30, 2020. Advances from the FHLB are secured by qualifying assets of the Bank.

The following table sets forth information concerning FHLB advances:

			Weighted-	Stated Interest
	Maturity Range		Average	Rate Range
Description	From	To	Interest Rate	From	To	June 30, 2020	December 31, 2019
Fixed rate	12/14/20	08/29/24	2.11%	1.51%	2.72%	$40,000,000	$45,000,000
Mid Term	10/09/20	06/21/21	1.39%	0.36%	2.48%	22,700,000	16,000,000
Total						$62,700,000	$61,000,000

Maturities of borrowings at June 30, 2020, are summarized as follows:

	Weighted-Average Rate	Amount

Due within one year	1.52%	$33,700,000
Due within two years	2.26%	15,000,000
Due within three years	2.57%	9,000,000
Due within four years	1.51%	5,000,000
Total	1.85%	$62,700,000

8.	STOCK-BASED COMPENSATION

In 2017, the Company replaced its 2007 stock compensation plan and adopted the Covenant Financial, Inc. Equity Compensation Plan (2017 Plan). The Company recorded compensation expense of $102,676 and $121,275 in the six-month periods ended June 30, 2020 and 2019, respectively.

All options outstanding at June 30, 2020 were redeemed at $16.50 per share pursuant to merger with Citizens & Northern Corporation (C&N) on July 1, 2020.

A summary of activity related to the Company’s outstanding stock options for the six-month periods ended June 30, 2020 and 2019, is presented below:

	Number of Options	Weighted-Average Exercise Price	Aggregate Intrinsic Value
Outstanding, January 1, 2020	431,015	$8.51
Granted	-	-
Exercised	-	-
Forfeited	-	-
Outstanding, June 30, 2020	431,015	$8.51	$3,443,810
Exercisable at June 30, 2020	431,015	$8.51	$3,443,810

	Number of Options	Weighted-Average Exercise Price
Outstanding, January 1, 2019	346,034	$8.40
Granted	92,648	8.94
Exercised	-	-
Forfeited	(7,500)	-
Outstanding, June 30, 2019	431,182	$8.51
Exercisable at June 30, 2019	272,783	$8.44

9.	DERIVATIVE FINANCIAL INSTRUMENTS

The Company is a party to derivative financial instruments in the normal course of business to meet the needs of commercial banking customers. These financial instruments have been limited to interest rate swap agreements, which are entered into with counterparties that meet established credit standards and, where appropriate, contain master netting and collateral provisions protecting the party at risk. The Company believes that the credit risk inherent in all of the derivative contracts is minimal based on the credit standards and the netting and collateral provisions of the interest rate swap agreements.

The Company executes interest rate swaps with commercial banking customers to facilitate their respective risk management strategies. Those interest rate swaps are simultaneously economically hedged by offsetting interest rate swaps that the Company executes with a third party, such that the Company minimizes its net risk exposure resulting from such transactions. These derivatives are not designated as hedges and are not speculative. Rather, these derivatives result from a service the Company provides to certain customers. As the interest rate swaps associated with this program do not meet the hedge accounting requirements, changes in the fair value of both the customer swaps and the offsetting swaps are recognized directly in earnings. As of June 30, 2020, and December 31, 2019, the Company has 41 and 32 interest rate swaps with an aggregate notional amount of $137,176,000 and $117,048,000, respectively, related to this program. The Company recorded fee income of $260,000 and $353,000 and reduced interest income by $291,000 and $3,000 for the six-month periods ended June 30, 2020 and December 31, 2019, respectively.

The table below presents the fair value of the Company’s derivative financial instruments as well as their classification on the Consolidated Balance Sheet as of June 30, 2020 and December 31, 2019, respectively:

	June 30, 2020
	Asset Derivatives		Liability Derivatives
	Notional	Fair	Notional	Fair
	Amount	Value (1)	Amount	Value (2)
Interest rate
swap agreements	$68,587,756	$7,932,267	$68,587,756	$7,932,267

	$68,587,756	$7,932,267	$68,587,756	$7,932,267

	December 31, 2019
	Asset Derivatives		Liability Derivatives
	Notional	Fair	Notional	Fair
	Amount	Value (1)	Amount	Value (2)
Interest rate
swap agreements	$58,524,041	$2,315,380	$58,524,041	$2,315,380

	$58,524,041	$2,315,380	$58,524,041	$2,315,380

(1)	Included in other assets in the Consolidated Balance Sheet.
(2)	Included in other liabilities in the Consolidated Balance Sheet.

There are no gross amounts of interest rate swaps assets and liabilities not offset in the Consolidated Balance Sheet.

The Company has agreements with certain of its derivative counterparties that provide that if the Company defaults on any of its indebtedness, including default where repayment of the indebtedness has not been accelerated by the lender, then the Company could also be declared in default on its derivative obligations. The Company also has agreements with certain of its derivative counterparties that provide that if the Company fails to maintain its status as a well or adequately capitalized institution, then the counterparty could terminate the derivative positions and the Company would be required to settle its obligations under the agreements. The Company maintains restricted cash collateral with a third-party trustee of $10,580,000 at June 30, 2020 and $5,490,000 at December 31, 2019, under the provisions of the agreement.

10.	REGULATORY MATTERS

The Company and its Bank subsidiary are subject to various regulatory capital requirements administered by the federal banking agencies. The final rules implementing BASEL Committee on Banking Supervisor’s Capital Guidance for U.S. banks (BASEL III rules) became effective for the Company on January 1, 2015, with full compliance with all of the requirements being phased in over a multi-year schedule and fully phased in by January 1, 2019. Under the BASEL III rules, the Company and Bank must hold a capital conservation buffer above the adequately capitalized risk-based capital ratios. The net unrealized gain or loss on available-for-sale securities is not included in computing regulatory capital. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Company’s consolidated financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company and its Bank subsidiary must meet specific capital guidelines that involve quantitative measures of its assets, liabilities, and certain off-balance-sheet items calculated under regulatory accounting practices. The capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the maintenance of minimum amounts and ratios (set forth on the following table) of total and Tier 1 capital (as defined in the regulations) to risk-weighted assets, Tier 1 capital to average assets, and common equity Tier 1 capital to risk-weighted assets. Management believes, as of June 30, 2020 and December 31, 2019, that the Company and its Bank subsidiary meet all capital adequacy requirements to which they are subject.

As of June 30, 2020, the most recent notification from the Federal Deposit Insurance Corporation categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, an institution must maintain minimum total risk-based, common equity risk based, Tier 1 risk-based, and Tier 1 leverage ratios as set forth in the following tables. There are no conditions or events since that notification that management believes have changed the Bank’s category. The Company’s ratios do not differ significantly from the Bank’s ratios presented below. The Bank’s actual capital amounts and ratios are as follows at June 30, 2020 and December 31, 2019:

	June 30, 2020		December 31, 2019
	Amount	Ratio	Amount	Ratio
Common equity Tier 1 capital
(to risk-weighted assets)
Actual	$53,585,000	12.36%	$53,099,000	12.50%
For capital adequacy purposes	19,510,000	4.50	19,122,000	4.50
To be well capitalized	28,200,000	6.50	27,620,000	6.50

Total capital
(to risk-weighted assets)
Actual	$57,590,000	13.28%	$57,128,000	13.44%
For capital adequacy purposes	34,685,000	8.00	33,994,000	8.00
To be well capitalized	43,400,000	10.00	42,493,000	10.00

Tier 1 capital
(to risk-weighted assets)
Actual	$53,585,000	12.36%	$53,099,000	12.50%
For capital adequacy purposes	26,014,000	6.00	25,496,000	6.00
To be well capitalized	34,700,000	8.00	33,994,000	8.00

Tier 1 capital
(to average assets)
Actual	$53,585,000	9.26%	$53,099,000	10.33%
For capital adequacy purposes	23,155,000	4.00	20,569,000	4.00
To be well capitalized	28,950,000	5.00	25,712,000	5.00

11.	FAIR VALUE MEASUREMENTS AND FAIR VALUES OF FINANCIAL INSTRUMENTS

The Company uses fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures. The fair value of financial instruments is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is best determined based upon quoted market prices in active markets. However, in many instances, there are no quoted market prices for the Company’s various financial instruments. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the fair value estimates may not be realized in an immediate settlement of the instruments.

Fair value accounting guidance provides a consistent definition of fair value, which focuses on exit price in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. If there has been a significant decrease in the volume and level of activity for the asset or liability, a change in valuation technique or the use of multiple valuation techniques may be appropriate. In such instances, determining the price at which willing market participants would transact at the measurement date under current market conditions depends on the facts and circumstances and requires the use of significant judgment. The fair value is a reasonable point within the range that is most representative of fair value under current market conditions.

In accordance with this guidance, the Company groups its financial assets and financial liabilities generally measured at fair value in three levels, based on the markets in which the assets and liabilities are traded and the reliability of the assumptions used to determine fair value.

Level I –	Valuation is based on quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Level I assets and liabilities generally include debt and equity securities that are traded in an active exchange market. Valuations are obtained from readily available pricing sources for market transactions involving identical assets or liabilities.

Level II –	Valuation is based on inputs other than quoted prices included within Level I that are observable for the asset or liability, either directly or indirectly. The valuation may be based on quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the asset or liability.

Level III –	Valuation is based on unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level III assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which determination of fair value requires significant management judgment or estimation.

For financial assets measured at fair value on a recurring basis, the fair value measurements by level within the fair value hierarchy used at June 30, 2020 and December 31, 2019, are as follows:

	June 30, 2020
	Level I	Level II	Level III	Total
Securities available for sale:
U.S. treasury bills	$0	$0	$0	$0
Mortgage-backed securities - residential	0	3,239,692	0	3,239,692
Corporate debt securities	0	2,027,809	0	2,027,809
State and municipal securities	0	3,036,560	0	3,036,560
Asset-backed securities - SBA	0	1,564,171	0	1,564,171
	$0	$9,868,232	$0	$9,868,232
Servicing asset	$0	$0	$104,271	$104,271
Interest rate swap agreements, assets	$0	$7,932,267	$0	$7,932,267
Interest rate swap agreements, liabilities	$0	$7,932,267	$0	$7,932,267

	December 31, 2019
	Level I	Level II	Level III	Total
Securities available for sale:
U.S. treasury bills	$10,000,000	$0	$0	$10,000,000
Mortgage-backed securities - residential	0	3,856,486	0	3,856,486
Corporate debt securities	0	2,039,968	0	2,039,968
State and municipal securities	0	3,161,989	0	3,161,989
Asset-backed securities - SBA	0	2,780,390	0	2,780,390
	$10,000,000	$11,838,833	$0	$21,838,833
Servicing asset	$0	$0	$128,743	$128,743
Interest rate swap agreements, assets	$0	$2,315,380	$0	$2,315,380
Interest rate swap agreements, liabilities	$0	$2,315,380	$0	$2,315,380

The following table presents a reconciliation of the servicing assets measured at fair value on a recurring basis using significant unobservable inputs (Level III) for the six-month periods ended June 30, 2020 and 2019:

	June 30, 2020	June 30, 2019

Beginning balance	$128,743	$161,423
Change in fair value	(24,472)	(14,825)
Ending balance	$104,271	$146,598

For financial assets measured at fair value on a nonrecurring basis, the fair value measurements by level within the fair value hierarchy used at June 30, 2020 and December 31, 2019, are as follows:

	June 30, 2020
	Level I	Level II	Level III	Total
Impaired loans, net	$-	$-	$82,000	$82,000
Other real estate owned	$-	$-	$950,000	$950,000

	December 31, 2019
	Level I	Level II	Level III	Total
Impaired loans, net	$-	$-	$97,573	$97,573
Other real estate owned	$-	$-	$1,322,780	$1,322,780

Impaired loans are those in which the Company has measured impairment generally based on the fair value of the loan’s collateral less estimated cost of disposal. Fair value is generally determined based upon independent third-party appraisals of the properties or discounted cash flows based upon the expected proceeds. These assets are included as Level III fair values, based upon the lowest level of input that is significant to the fair value measurements. The fair value at June 30, 2020, consists of loan balances of $200,788 less a valuation allowance of $118,788. The fair value at December 31, 2019, consists of loan balances of $223,247 less a valuation allowance of $125,674.

Real estate properties acquired through, or in lieu of, foreclosure are to be sold and are carried at fair value less estimated cost to sell. Fair value is based upon independent market prices or appraised value of the property. These assets are included in Level III fair value based upon the lowest level of input that is significant to the fair value measurement.

Quantitative information about Level III fair value measurements at June 30, 2020 and December 31, 2019, is included in the table below:

	June 30, 2020
	Quantitative Information About Level III Fair Value Measurements
	Fair Value	Valuation	Unobservable	Range
	Estimate	Techniques	Input	(Weighted Average)
Servicing asset	$104,271	Discounted cash	Discount rate	8.24% to 21.10%
		flow
			Prepayment rate	12.63% to 31.63%
			Life	0 to 5 years

Other real estate owned	$950,000	Signed sales	Liquidation expenses	8.00%
		agreement or
		appraisal of
		collateral

	December 31, 2019
	Quantitative Information About Level III Fair Value Measurements
	Fair Value	Valuation	Unobservable	Range
	Estimate	Techniques	Input	(Weighted Average)
Servicing asset	$128,743	Discounted cash	Discount rate	11.15% to 21.62%
		flow
			Prepayment rate	9.96% to 26.65%
			Life	0 to 5 years

Other real estate owned	$1,322,780	Signed sales	Liquidation expenses	8.00%
		agreement or
		appraisal of
		collateral

The estimated fair values of the Company’s financial instruments at June 30, 2020 and December 31, 2019, were as follows.

	June 30, 2020
	Carrying				Total
	Value	Level I	Level II	Level III	Fair Value
Financial assets:
Cash and cash equivalents	$95,546,981	$95,546,981	$0	$0	$95,546,981
Interest-bearing time deposits	2,245,000	0	2,245,000	0	2,245,000
Securities available for sale	9,868,232	0	9,868,232	0	9,868,232
Securities held to maturity	1,000,000		1,012,389		1,012,389
Loans, net	468,127,884	0	0	467,000,000	467,000,000
Investment in restricted stock	2,998,500	0	2,998,500	0	2,998,500
Servicing asset	104,271	0	0	104,271	104,271
Interest rate swap agreements	7,932,267	0	7,932,267	0	7,932,267
Accrued interest receivable	1,921,802	0	1,921,802	0	1,921,802

Financial liabilities:
Deposits	$479,846,216	$359,397,083	$122,399,000	$0	$481,796,083
Long-term debt	62,700,000	0	63,975,000	0	63,975,000
Interest rate swap agreements	7,932,267	0	7,932,267	0	7,932,267
Accrued interest payable	512,629	0	512,629	0	512,629

	December 31, 2019
	Carrying				Total
	Value	Level I	Level II	Level III	Fair Value
Financial assets:
Cash and cash equivalents	$38,981,975	$38,981,975	$0	$0	$38,981,975
Interest-bearing time deposits	11,236,000	0	11,236,000	0	11,236,000
Securities available for sale	21,838,833	10,000,000	11,838,833	0	21,838,833
Securities held to maturity	1,000,000		1,036,308		1,036,308
Loans, net	417,183,398	0	0	412,269,000	412,269,000
Investment in restricted stock	2,871,800	0	2,871,800	0	2,871,800
Servicing asset	128,743	0	0	128,743	128,743
Interest rate swap agreements	2,315,380	0	2,315,380	0	2,315,380
Accrued interest receivable	1,487,414	0	1,487,414	0	1,487,414

Financial liabilities:
Deposits	$393,444,833	$271,732,318	$122,248,000	$0	$393,980,318
Other borrowed funds	3,000,000	0	3,000,000	0	3,000,000
Long-term debt	61,000,000	0	61,698,000	0	61,698,000
Interest rate swap agreements	2,315,380	0	2,315,380	0	2,315,380
Accrued interest payable	550,771	0	550,771	0	550,771